ASSIGNMENT AGREEMENT

UBS AG has entered into the transaction listed on Attachment 1 hereto with Reference Number 37542087 (the "Old Transaction") with UBS Real Estate Securities, Inc. ("UBS Real Estate").

For valuable consideration, receipt of which is hereby acknowledged, UBS Real Estate hereby assigns, transfers and sets over effective 16 January 2007 unto Mortgage Asset Securitization Transactions Inc. ("MASTR"), without recourse all of its rights, title and interest in and to the Old Transaction and UBS Real Estate hereby gives MASTR and its assigns full power and authority for its or their own uses and benefit, but at its or their own cost, to demand, collect, receive and give acquittance for the same or any part of thereof, and to prosecute or withdraw any suits or proceedings therefore. UBS AG hereby consents to the assignment of the Old Transaction to MASTR as herein provided.

Upon the effectiveness of such assignment, for valuable consideration, receipt of which is hereby acknowledged, MASTR hereby assigns, transfers and sets over effective 16 January 2007 unto Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 (the "Trust"), without recourse, all of its rights, title and interest in and to the Old Transaction (as so assigned and transferred, referenced by UBS AG as a new transaction with Reference Number 37545675 as listed on Attachment 2 hereto and referred to as the "New Transaction") and MASTR hereby gives the Trust and its assigns full power and authority for its or their own uses and benefit, but at its or their own cost, to demand, collect, receive and give acquittance for the same or any part of thereof, and to prosecute or withdraw any suits or proceedings therefor. UBS AG hereby consents to the assignment of the New Transaction to the Trust as herein provided, with the understanding that the provisions labeled "Additional Provisions" in the confirmation relating to the New Transaction shall become effective upon the assignment to the Trust.

Each party hereby represents and warrants to the other that the execution, delivery and performance of this Assignment Agreement by it are within its powers, and have been duly authorized by all necessary corporate or other action and that this Assignment Agreement constitutes its legal, valid and binding obligation.

This Assignment Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

IN WITNESS WHEREOF, the parties have duly executed this Assignment Agreement as of the date first written above.

UBS AG

UBS REAL ESTATE SECURITIES, INC.

By: /s/ Christopher Dingle

By: /s/ Agnes Teng

Name: Christopher Dingle

Name: Agnes Teng

Title: Director

Title: Associate Director

By: /s/ Jonathan McTernan

By: /s/ Sameer Tikoo

Name: Jonathan McTernan

Name: Sameer Tikoo

Title: Associate Director

Title: Associate Director

MORTGAGE ASSET SECURITIZATION

Wells Fargo Bank, N.A., not individually, but

TRANSACTIONS INC.

solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1

By: /s/ Sameer Tikoo

By: /s/ Graham M. Oglesby

Name: Sameer Tikoo

Name: Graham M. Oglesby

Title: Associate Director

Title: Assistant Vice President

By: /s/ Christopher G. Schmidt

Name: Christopher G. Schmidt

Title: Director

Attachment 1

UBS

Date:

16 January 2007

To:

UBS Real Estate Securities, Inc. ("Counterparty")

Attention:

Swaps Administration

From:

UBS AG, London Branch ("UBS AG")

Subject:

Interest Rate Cap Transaction UBS AG Ref: 37542087

Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Defmitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

If you and we are parties to a master agreement that governs transactions of this type (whether in the form of the ISDA Master Agreement (Multicurrency-Cross Border)(the "ISDA Form") or any other form (a "Master Agreement"), then this Confirmation will supplement, form a part of, and be subject to that Master Agreement. If you and we are not parties to such a Master Agreement, then you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Form, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of and be subject to and governed by that agreement, except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of New York as the Governing Law and U.S. Dollars as the Termination Currency) on the Trade Date of the first Transaction between us (hereinafter the "Agreement"). In the event of any inconsistency between the provisions of any such Agreement and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

The terms of the particular Cap Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:

16 January 2007

Effective Date

25 April 2009

Termination Date:

25 January 2011, subject to adjustment in accordance with the Modified Following Business Day Convention.

Calculation Amount:

Initially USD 696,946,000.00, amortizing as per Amortizing Schedule below

Amortization Schedule

Period From	Period To	Calculation Amount (USD)
Effective Date	25 May 2009	696,946,000.00
25 May 2009	25 Jun 2009	668,430,000.00
25 Jun 2009	25 Jul 2009	609,085,000.00
25 Jul 2009	25 Aug 2009	583,211,000.00
25 Aug 2009	25 Sep 2009	558,231,000.00
25 Sep 2009	25 Oct 2009	534,107,000.00
25 Oct 2009	25 Nov 2009	510,820,000.00
25 Nov 2009	25 Dec 2009	488,340,000.00
25 Dec 2009	25 Jan 2010	441,508,000.00
25 Jan 2010	25 Feb 2010	421,161,000.00
25 Feb 2010	25 Mar 2010	401,523,000.00
25 Mar 2010	25 Apr 2010	382,014,000.00
25 Apr 2010	25 May 2010	362,437,000.00
25 May 2010	25 Jun 2010	343,287,000.00
25 Jun 2010	25 Jul 2010	300,633,000.00
25 Jul 2010	25 Aug 2010	283,602,000.00
25 Aug 2010	25 Sep 2010	266,940,000.00
25 Sep 2010	25 Oct 2010	250,491,000.00
25 Oct 2010	25 Nov 2010	234,613,000.00
25 Nov 2010	25 Dec 2010	219,354,000.00
25 Dec 2010	Termination Date	182,168,000.00

The dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Modified Following Business Day Convention.

Seller of the Cap:

UBS AG

Buyer of the Cap:

Counterparty

Calculation Agent:

UBS AG, unless otherwise specified in the schedule to the Master Agreement

Business Days:

New York

Broker:

None

Fixed Amounts

Fixed Rate Payer:

Counterparty

Fixed Amount:

USD 85,000.00

Fixed Rate Payer Payment Date:

16 January 2007

Business Day Convention:

Not Applicable

Floating Amounts

Floating Rate Payer:

UBS AG

Cap Rate:

As per the Cap Rate Schedule Below

Cap Rate Schedule A

Period From	Period To	Cap Rate
Effective Date	25 May 2009	7.397%
25 May 2009	25 Jun 2009	7.401%
25 Jun 2009	25 Jul 2009	7.437%
25 Jul 2009	25 Aug 2009	7.429%
25 Aug 2009	25 Sep 2009	7.433%
25 Sep 2009	25 Oct 2009	7.456%
25 Oct 2009	25 Nov 2009	7.451%
25 Nov 2009	25 Dec 2009	7.462%
25 Dec 2009	25 Jan 2010	7.498%
25 Jan 2010	25 Feb 2010	7.495%
25 Feb 2010	25 Mar 2010	7.499%
25 Mar 2010	25 Apr 2010	7.517%
25 Apr 2010	25 May 2010	7.515%
25 May 2010	25 Jun 2010	7.522%
25 Jun 2010	25 Jul 2010	7.539%
25 Jul 2010	25 Aug 2010	7.540%
25 Aug 2010	25 Sep 2010	7.547%
25 Sep 2010	25 Oct 2010	7.562%
25 Oct 2010	25 Nov 2010	7.564%
25 Nov 2010	25 Dec 2010	7.572%
25 Dec 2010	Termination Date	7.589%

Cap Rate Schedule B

Period From	Period To	Cap Rate
Effective Date	25 May 2009	8.078%
25 May 2009	25 Jun 2009	8.095%
25 Jun 2009	25 Jul 2009	8.102%
25 Jul 2009	25 Aug 2009	8.109%
25 Aug 2009	25 Sep 2009	8.108%
25 Sep 2009	25 Oct 2009	8.105%
25 Oct 2009	25 Nov 2009	8.103%
25 Nov 2009	25 Dec 2009	8.086%
25 Dec 2009	25 Jan 2010	8.071%
25 Jan 2010	25 Feb 2010	8.057%
25 Feb 2010	25 Mar 2010	8.036%
25 Mar 2010	25 Apr 2010	8.017%
25 Apr 2010	25 May 2010	7.998%
25 May 2010	25 Jun 2010	7.966%
25 Jun 2010	25 Jul 2010	7.935%
25 Jul 2010	25 Aug 2010	7.890%
25Aug2010	255ep2010	7.851%
25 Sep 2010	25 Oct 2010	7.799%
25 Oct 2010	25 Nov 2010	7.742%
25 Nov 2010	25 Dec 2010	7.677%
25-Dec-2010	Termination Date	7.613%

Floating Amount:

To be determined in accordance with the following formula: Greater of Calculation Amount * Floating Rate Day Count Fraction * (Floating Rate Option - Cap Rate Schedule A) and (2) 0

Floating Rate Option:

USD-LIBOR-BBA, provided however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than Cap Rate B, the Floating Rate for such Calculation Period shall be deemed equal to Cap Rate B

Designated Maturity:

One Month

Spread:

None

Floating Rate Day Count Fraction:

Actual/360

Floating Rate Payer End Dates:

25 January, 25 February, 25 March, 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November and 25 December, in each year, from and including 25 May 2009, up to and including the Termination Date, subject to adjustment in accordance with the Business Day Convention specified immediately below.

Floating Rate Payer Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days prior to each Floating Rate Payer Period End Date.

Business Day Convention:

Modified Following

Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written Agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this such Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this

(c) Status of the Parties. Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

Account Details for UBS AG:

Currency:

USD

Correspondent Bank:

UBS AG, STAMFORD BRANCH

Swift Address:

UBSWUS33XXX

Favour:

UBS AG LONDON BRANCH

Swift Address:

UBSWGB2LXXX

Account No:

101-wa-140007-000

Further Credit To:

Swift Address:

Account No:

Offices

(a) The office of UBS AG for the Interest Rate Cap Transaction is London; and

(b) The office of Counterparty for the Interest Rate Cap Transaction is New York.

Contact Names at UBS AG:

Payment Inquiries

Elisa Doctor

Email:

DL-USOTCRATES-SETTS@ubs.com

Pre Value Payments:

Pre Value Payment Investigations:

203.719-1110

Post Value Payments:

Post Value Payment Investigations:

203.719.1110

Confirmation Queries:

Confirmation Control:

203.719.3733

ISDA Documentation:

Legal

203.719.4747

Swift:

UBSWGB2L

Fax:

(44) 20 7567 2685/2990

Address:

UBS AG

100 Liverpool Street

London EC2M 2RH

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Agreement maybe executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully

For and on Behalf of UBS AG, London Branch

By: /s/ Christopher Dingle

By: /s/ Jonathan McTeman

Name: Christopher Dingle

Name: Jonathan McTeman

Title: Associate Director

Title: Associate Director

Acknowledged and Agreed by UBS Real Estate Securities, Inc. as of the date first written above:

By: /s/ Agnes Teng

By: /s/ Sameer Tikoo

Name: Agnes Teng

Name: Sameer Tikoo

Title: Associate Director

Title: Associate Director

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP

UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.

Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.

Attachment 2

Date:

16 January 2007

To:

Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 ("Counterparty")

Attention:

Client Manager - MARM 2007-1

From:

UBS AG, London Branch ("UBS AG")

Subject:

Interest Rate Cap Transaction UBS AG Ref: 37545675

Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 16 January 2007 as amended and supplemented from time to time (the "Agreement"), between Counterparty and UBS AG. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Cap Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:

16 January 2007

Effective Date

25 April 2009

Termination Date:

25 January 2011, subject to adjustment in accordance with the Modified Following Business Day Convention.

Calculation Amount:

Initially 2,787,784.00 amortizing as per Amortizing Schedule below

Amortization Schedule

Period From	Period To	Calculation Amount (USD)
Effective Date	25 May 2009	2,787,784.00
25 May 2009	25 Jun 2009	2,673,720.00
25 Jun 2009	25 Jul 2009	2,436,340.00
25 Jul 2009	25 Aug 2009	2,332,844.00
25 Aug 2009	25 Sep 2009	2,232,924.00
25 Sep 2009	25 Oct 2009	2,136,428.00
25 Oct 2009	25 Nov 2009	2,043,280.00
25 Nov 2009	25 Dec 2009	1,953,360.00
25 Dec 2009	25 Jan 2010	1,766,032.00
25 Jan 2010	25 Feb 2010	1,684,644.00
25 Feb 2010	25 Mar 2010	1,606,092.00
25 Mar 2010	25 Apr 2010	1,528,056.00
25 Apr 2010	25 May 2010	1,449,748.00
25 May 2010	25 Jun 2010	1,373,148.00
25 Jun 2010	25 Jul 2010	1,202,532.00
25 Jul 2010	25 Aug 2010	1,134,408.00
25 Aug 2010	25 Sep 2010	1,067,760.00
25 Sep 2010	25 Oct 2010	1,001,964.00
25 Oct 2010	25 Nov 2010	938,452.00
25 Nov 2010	25 Dec 2010	877,416.00
25 Dec 2010	Termination Date	728,672.00

The dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Modified Following Business Day Convention.

Seller of the Cap:

UBS AG

Buyer of the Cap:

Counterparty

Calculation Agent:

UBS AG, unless otherwise specified in the schedule to the Master Agreement

Business Days:

New York

Broker:

None

Fixed Amounts

Fixed Rate Payer:

Counterparty

Fixed Amount:

Not Applicable

Fixed Rate Payer Payment Date:

Not Applicable

Business Day Convention:

Not Applicable

Floating Amounts

Floating Rate Payer:

UBS AG

Cap Rate:

As per the Cap Rate Schedule below

Cap Rate Schedule A

Period From	Period To	Cap Rate
Effective Date	25 May 2009	7.397%
25 May 2009	25 Jun 2009	7.401%
25 Jun 2009	25 Jul 2009	7.437%
25 Jul 2009	25 Aug 2009	7.429%
25 Aug 2009	25 Sep 2009	7.433%
25 Sep 2009	25 Oct 2009	7.456%
25 Oct 2009	25 Nov 2009	7.451%
25 Nov 2009	25 Dec 2009	7.462%
25 Dec 2009	25 Jan 2010	7.498%
25 Jan 2010	25 Feb 2010	7.495%
25 Feb 2010	25 Mar 2010	7.499%
25 Mar 2010	25 Apr 2010	7.517%
25 Apr 2010	25 May 2010	7.515%
25 May 2010	25 Jun 2010	7.522%
25 Jun 2010	25 Jul 2010	7.539%
25 Jul 2010	25 Aug 2010	7.540%
25 Aug 2010	25 Sep 2010	7.547%
25 Sep 2010	25 Oct 2010	7.562%
25 Oct 2010	25 Nov 2010	7.564%
25 Nov 2010	25 Dec 2010	7.572%
25 Dec 2010	Termination Date	7.589%

Cap Rate Schedule B

Period From	Period To	Cap Rate
Effective Date	25 May 2009	8.078%
25 May 2009	25 Jun 2009	8.095%
25 Jun 2009	25 Jul 2009	8.102%
25 Jul 2009	25 Aug 2009	8.109%
25 Aug 2009	25 Sep 2009	8.108%
25 Sep 2009	25 Oct 2009	8.105%
25 Oct 2009	25 Nov 2009	8.103%
25 Nov 2009	25 Dec 2009	8.086%
25 Dec 2009	25 Jan 2010	8.071%
25 Jan 2010	25 Feb 2010	8.057%
25 Feb 2010	25 Mar 2010	8.036%
25 Mar 2010	25 Apr 2010	8.017%
25 Apr 2010	25 May 2010	7.998%
25 May 2010	25 Jun 2010	7.966%
25 Jun 2010	25 Jul 2010	7.935%
25 Jul 2010	25 Aug 2010	7.890%
25 Aug 2010	25 Sep 2010	7.851%
25 Sep 2010	25 Oct 2010	7.799%
25 Oct 2010	25 Nov 2010	7.742%
25 Nov 2010	25 Dec 2010	7.677%
25 Dec 2010	Termination Date	7.613%

Floating Amount:

To be determined in accordance with the following formula: Greater of 250 * Calculation Amount * Floating Rate Day Count Fraction * (Floating Rate Option - Cap Rate Schedule A) and (2) 0

Floating Rate Option:

USD-LIBOR-BBA, provided however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than Cap Rate B, the Floating Rate for such Calculation Period shall be deemed equal to Cap Rate B

Designated Maturity:

One Month

Spread:

None

Floating Rate Day Count Fraction:

Actual/360

Floating Rate Payer End Dates:

25 January, 25 February, 25 March, 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November and 25 December, in each year, from and including 25 May 2009, up to and including the Termination Date, subject to adjustment in accordance with the Business Day Convention specified immediately below.

Floating Rate Payer Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days prior to each Floating Rate Payer Period End Date.

Business Day Convention:

Modified Following

Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written Agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this such Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties. Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

Fully-Paid Transactions Notwithstanding the terms of Sections 5 and 6 of the ISDA Master Agreement, (a) the occurrence of an event described in Section 5(a) of the Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) UBS AG shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Master Agreement with respect to UBS AG as the Affected Party or Section 5(b)(iii) of the ISDA Master Agreement with respect to UBS AG as the Burdened Party.

References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

Account Details for UBS AG:

Currency:

USD

Correspondent Bank:

UBS AG, STAMFORD BRANCH

Swift Address:

UBSWUS33XXX

Favour:

UBS AG LONDON BRANCH

Swift Address:

UBSWGB2LXXX

Account No:

101-wa-140007-000

Further Credit To:

Swift Address:

Account No:

Offices

(a) The office of UBS AG for the Interest Rate Cap Transaction is London; and

(b) The office of Counterparty for the Interest Rate Cap Transaction is New York

Contact Names at UBS AG:

Payment Inquiries

Elisa Doctor

Email:.

DL-USOTCRATES-SETTS@ubs.com

Pre Value Payments:

Pre Value Payment Investigations:

203.719-1110

Post Value Payments:

Post Value Payment Investigations:

203.719.1110

Confirmation Queries:

Confirmation Control:

203.719.3733

ISDA Documentation:

Legal

203.719.4747

Swift:

UBSWGB2L

Fax:

(44) 20 7567 2685/2990

Address:

UBS AG

100 Liverpool Street

London EC2M 2RH

Contact Info:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045-1951

Attn: Client Manager MARM 2007-1

(p) 410.884.2000

(f) 410.715.2380

Contact at Transferor / Sponsor:

UBS Real Estate, Inc

1285 Avenue of the Americas

New York, NY 10019

Attn: Adrian Wu / Peo Lopansri

(t): +1-212-713-2860

Wiring Instructions:

WELLS FARGO BANK, NA

ABA# 121000248

FOR CREDIT TO: CORPORATE TRUST CLEARING

ACCT: 3970771416

FFC TO: Can Account.

Account # 50947304

UBS AG Ref Transaction 1: 37542087

UBS AG Ref Transaction 2: 37545675

Re: MARM 2007-1 Interest Rate Cap Transaction

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully

For and on Behalf of UBS AG, London Branch

By: /s/ Christopher Dingle

By: /s/ Jonathan McTernan

Name: Christopher Dingle

Name: Jonathan McTernan

Title: Associate Director

Title: Associate Director

Acknowledged and Agreed by Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 as of the date first written above:

By: /s/ Graham M. Oglesby

Name: Graham M. Oglesby

Title : Assistant Vice President

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP

UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.

Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.

UBS AG Ref Transaction 1: 37542087 UBS AG Ref Transaction 2: 37545675

Re: MARM 2007-1 Interest Rate Cap Transaction